SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 27, 2004

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release (including financial tables) dated April 27, 2004.

Item 12. Results of Operations and Financial Condition

On April 27, 2004, Lockheed Martin Corporation announced its financial results for the quarter ended March 31, 2004. The press release is furnished as Exhibit 99 to this Form and is incorporated herein by reference. The information furnished herein, including Exhibit 99, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

2

LOCKHEED MARTIN CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOCKHEED MARTIN CORPORATION
(Registrant)

Date: April 27, 2004	by:	/s/ Rajeev Bhalla
Rajeev Bhalla
Vice President and Controller
(Chief Accounting Officer)

3

Index to Exhibits

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release (including financial tables) dated April 27, 2004.

4